Filed Pursuant to Rule 497(e)

Cook & Bynum Funds Trust

The Cook & Bynum Fund (the “Fund”)

Supplement dated March 1, 2018
to the Prospectus and Statement of Additional Information (“SAI”)
Dated January 30, 2018

This supplement serves as notification of the following change:

Change to Name of Fund Distributor

Effective as of February 28, 2018, the Fund’s distributor has changed its name from BHIL Distributors, LLC to Foreside Financial Services, LLC.  All references to BHIL Distributors, LLC in the Prospectus and SAI are hereby replaced with “Foreside Fund Services, LLC.”

If you have any questions, please call the Fund at 1-877-839-COBY (2629).

Please retain this supplement for future reference.